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                                                              EXHIBIT (d)(5)(iv)

                  JPMORGAN CHASE BANK GLOBAL CUSTODY AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

      THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Global Custody Agreement, dated May 1, 1996 as amended on July 1, 2001 ("Agreement"), between those registered investment companies to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Delaware Group Adviser Funds
Delaware Diversified Income Fund
Delaware U.S. Growth Fund

Delaware Group Cash Reserve
Delaware Cash Reserve Fund

Delaware Group Equity Funds I
Delaware Balanced Fund
Delaware Devon Fund

Delaware Group Equity Funds II
Delaware Decatur Equity Income Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund
Delaware Social Awareness Fund

Delaware Group Equity Funds III
Delaware American Services Fund
Delaware Focused Growth Fund
Delaware Focused Value Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund

Delaware Group Equity Funds IV
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund

Delaware Group Equity Funds V
Delaware Retirement Income Fund
Delaware Small Cap Contrarian Fund
Delaware Small Cap Value Fund

Delaware Group Foundation Funds
Delaware Balanced Allocation Portfolio
Delaware Growth Allocation Portfolio
Delaware Income Allocation Portfolio
Delaware S&P 500 Index Fund

Delaware Group Global & International Funds
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

Delaware Group Government Fund
Delaware American Government Bond Fund

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund

Delaware Group Limited-Term Government Funds
Delaware Limited-Term Government Fund

Delaware Group State Tax-Free Income Trust
Delaware Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund
Delaware Tax-Free Money Fund

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Delaware Pooled Trust
The All-Cap Growth Equity Portfolio
The Core Fixed Income Portfolio(1)
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Global Equity Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The International Large-Cap Equity Portfolio
The International Small-Cap Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap  Growth  Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust  Portfolio II
The Small-Cap Growth Equity Portfolio
The Small-Cap Value Equity Portfolio

Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments Global Dividend and Income Fund, Inc.

Delaware VIP Trust
Delaware VIP Balanced Series
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series
Delaware VIP Emerging Markets Series
Delaware VIP Global Bond Series
Delaware VIP Large Cap Value Series
Delaware VIP Growth Opportunities Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP REIT Series
Delaware VIP Select Growth Series
Delaware VIP Small Cap Value Series
Delaware VIP Social Awareness Series
Delaware VIP Trend Series
Delaware VIP U.S. Growth Series

Optimum Fund Trust
Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund

(1) The Core Fixed Income Portfolio of Delaware Pooled Trust will be liquidated on or about the end of July 2003.

AGREED AND ACCEPTED:

CUSTOMER


By:    /s/ Michael P. Bishof
       ----------------------------------
Name:  Michael P. Bishof
Title: Senior Vice President/Treasurer

JPMORGAN CHASE BANK


By:    /s/ Rosemary M. Stidmon
       ----------------------------------
Name:  Rosemary M. Stidmon
Title: Vice President


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